UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2004

33-97090
(Commission File Number)

ACG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	62-1395968
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

100 Winners Circle
Brentwood, Tennessee 37027
(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

AMERICAN COLOR GRAPHICS, INC.

(Exact name of registrant as specified in its charter)

New York	16-1003976
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

100 Winners Circle
Brentwood, Tennessee 37027
(615) 377-0377

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive office)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release, dated February 9, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

ITEM 9. REGULATION FD DISCLOSURE

On February 9, 2004, ACG Holdings, Inc. and American Color Graphics, Inc. (collectively, the “Company”) announced that it will hold an earnings conference call on February 13, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

ACG HOLDINGS, INC. AMERICAN COLOR GRAPHICS, INC.

By:	/s/ Patrick W. Kellick Patrick W. Kellick SENIOR VICE PRESIDENT/ CHIEF FINANCIAL OFFICER

Dated: February 9, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 9, 2004, issued by ACG Holdings, Inc. and American Color Graphics, Inc.

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